EXHIBIT 10.3

EXECUTION COPY
FIRST AMENDMENT TO
RECEIVABLES SALE AGREEMENT
THIS FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of March 18, 2016 (this “Amendment”), is by and between T-MOBILE FINANCIAL LLC (“Finco”), as seller, and T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as purchaser, and consented to by ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Conduit Purchasers, Committed Purchasers and Funding Agents party to the RPAA referenced below.
RECITALS:
WHEREAS, Finco and the Transferor have entered into the Receivables Sale Agreement, dated as of November 18, 2015 (as amended, supplemented or otherwise modified from time to time, the “RSA”);
WHEREAS, Finco, individually and as servicer, the Transferor, T-Mobile US, Inc., as guarantor, the Administrative Agent, and certain Conduit Purchasers, Committed Purchasers and Funding Agents, have entered into the Receivables Purchase and Administration Agreement, dated as of November 18, 2015 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and
WHEREAS, Finco and the Transferor wish to amend the RSA as set forth in this Amendment, and the Administrative Agent and the Conduit Purchasers, Committed Purchasers and Funding Agents party to the RPAA wish to consent to this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE ONE
DEFINITIONS
SECTION 1.01    Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RSA or the RPAA, as applicable.
ARTICLE TWO
AMENDMENT
SECTION 2.01    Amendment. Section 5.05 of the RSA is hereby deleted in its entirety and is hereby replaced with the following new Section 5.05 and Section 5.06:

3904466.01.01.doc
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Section 5.05    Credit Agreement Responsibility Transfers.
(a)Subject to the prohibition set forth in Section 5.05(c) below, in the event that that an Asset Base Deficiency under the Receivables Purchase and Administration Agreement would occur as a result of a Transferred Receivable becoming a Change of Responsibility Receivable thereunder and the Purchaser, pursuant to Section 2.15(d)(i) of the Receivables Purchase and Administration Agreement, replaces or repurchases Change of Responsibility Receivables and other Purchased Assets, such Receivables and other Purchased Assets shall immediately thereafter be replaced or repurchased, as applicable, automatically, and without further action by the Purchaser or Finco, on the same date, for the same amount and on the same terms of the corresponding replacement or repurchase by the Purchaser, as applicable, to take place under Section 2.15(d) of the Receivables Purchase and Administration Agreement so that the Purchaser can fulfill its obligations thereunder.
(b)Subject to the prohibition set forth in Section 5.05(c) below, to the extent that an Asset Base Deficiency under the Receivables Purchase and Administration Agreement would not occur as a result of a Transferred Receivable becoming a Change of Responsibility Receivable thereunder, Finco shall have the right to direct the Purchaser to replace or repurchase such Change of Responsibility Receivable and other Purchased Assets pursuant to the terms set forth in Section 2.15(d)(ii) of the Receivables Purchase and Administration Agreement. In the event that Finco has directed the Purchaser, the Purchaser shall abide by such direction and replace or repurchase such Change of Responsibility Receivables and other Purchased Assets pursuant to the terms set forth in Section 2.15(d)(ii) of the Receivables Purchase and Administration Agreement, and such Receivables and other Purchased Assets shall immediately thereafter be replaced or repurchased, as applicable, automatically, and without further action by the Purchaser or Finco, on the same date, for the same amount and on the same terms of the corresponding replacement or repurchase by the Purchaser, as applicable, to take place under Section 2.15(d) of the Receivables Purchase and Administration Agreement.
(c)For purposes of this Section 5.05, Finco shall be prohibited from repurchasing or replacing Change of Responsibility Receivables pursuant to the terms hereof if at the time of such repurchase or replacement, as applicable, and after giving effect thereto, the aggregate Receivables Balances immediately prior to the repurchase or replacement, as applicable, for all Change of Responsibility Receivables repurchased or replaced by Finco during the past twelve (12) months would exceed 10.00% of the Aggregate Receivables Balance.  In the event that such prohibition applies, Finco will no longer consent to (or permit any of its Affiliates to consent to) any Receivable that has been transferred by Finco to the Purchaser pursuant to the terms hereof from becoming a Change of Responsibility Receivable.
(d)All of the retransfers of Receivables contemplated by this Section 5.05 shall occur without recourse to, and without warranty of any kind deemed to have been made by, the Purchaser, and all representations and warranties are hereby

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expressly disclaimed. Upon the payment of the amounts or the transfer of the Receivables described in this Section 5.05, the Purchaser shall assign to Finco all of the Purchaser’s right, title and interest in the related Change in Responsibility Receivable and other Purchased Assets, in each case received and released from the Purchaser in accordance with the Receivables Purchase and Administration Agreement, without recourse, representation or warranty.
Section 5.06    Seller Deposits. The Seller hereby agrees, for the benefit of the Purchaser and its permitted assignees under the Related Documents, that, in the event that the Purchaser is required or elects to deposit funds in any amount into the Collection Account with respect to (A) Ineligible Receivables pursuant to Section 2.12 of the Receivables Purchase and Administration Agreement, (B) Eligible Jump Receivables pursuant to Section 2.15(a) of the Receivable Purchase and Administration Agreement, (C) any Unpaid Conversion to Lease Receivables pursuant to Section 2.15(c) of the Receivables Purchase and Administration Agreement, (D) any Change of Responsibility Receivables pursuant to Section 2.15(d) of the Receivables Purchase and Administration Agreement, and (E) Receivables subject to any downward adjustments contemplated by Section 6.15 of the Receivables Purchase and Administration Agreement, then in each case the Seller shall make a deposit of funds into the Collection Account in such amount on behalf of the Purchaser and in satisfaction of the Purchaser’s obligations under Section 2.12, Section 2.15(a), Section 2.15(c), Section 2.15(d) or Section 6.15 (as the case may be) of the Receivables Purchase and Administration Agreement. To the extent that Finco deposits amounts into the Collection Account in satisfaction of the Purchaser’s obligations under Section 2.12, Section 2.15(a), Section 2.15(c) or Section 2.15(d) (as the case may be) of the Receivables Purchase and Administration Agreement, Finco shall also satisfy its obligations pursuant to the corresponding provisions set forth in Sections 5.01 through 5.05 above.
SECTION 2.02.    Consents. The Administrative Agent and the Owners (constituting the Required Owners) hereby consent to this Amendment in accordance with Section 3.9(c) of the RPAA and Section 8.01 of the RSA. The Owners’ consent to this Amendment is limited as specified and shall not be construed as a consent or waiver of any other term or provision of the RPAA or the RSA. Nothing herein releases, modifies, alters, amends or otherwise changes (or shall be deemed to release, modify, alter, amend or change) any of the rights, remedies, powers or privileges of the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent under or in connection with the RPAA, except as expressly provided herein. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future or other waiver of any kind under or in connection with the RPAA or the RSA or entitle the Transferor to receive any such waiver (or consent) under the RPAA or the RSA.

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ARTICLE THREE
EFFECTIVENESS; RATIFICATION
SECTION 3.01    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above when counterparts hereof shall have been executed and delivered by the parties hereto.
SECTION 3.02    Incorporation; Ratification.
(a)    On and after the execution and delivery hereof, this Amendment shall be a part of the RSA and each reference in the RSA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RSA shall mean and be a reference to such RSA as previously amended, and as amended, modified and consented to hereby.
(b)    Except as expressly provided herein, the RSA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
ARTICLE FOUR
MISCELLANEOUS
SECTION 4.01    Representations and Warranties. Finco hereby represents and warrants that its representations and warranties set forth in Section 3.01 of the RSA are true and correct in all material respects as of the date hereof.
SECTION 4.02    Status of the Related Documents. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the Related Documents.
SECTION 4.03    Governing Law; Submission to Jurisdiction. This AMENDMENT shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to the principles of conflicts of law thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.

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SECTION 4.04    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.
[signatures on following page]

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IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE FINANCIAL LLC

By:	/s/ Dirk Wehrse
Name:	Dirk Wehrse
Title:	Assistant Treasurer

T-MOBILE HANDSET FUNDING LLC

By:	/s/ Dirk Wehrse
Name:	Dirk Wehrse
Title:	Senior Vice President, Treasury &
Treasurer

[Signature Page to First Amendment to RSA]
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THE UNDERSIGNED HEREBY CONSENT, ACKNOWLEDGE AND AGREE WITH RESPECT TO ITESELF TO THE PROVISIONS SPECIFIED IN SECTION 2.02 AND SECTION 4.02 OF THE AMENDMENT:

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Thomas C. Dean
Name:	Thomas C. Dean
Title:	Authorized Signatory

OLD LINE FUNDING, LLC,
as a Conduit Purchaser

By:	Royal Bank of Canada, as
Attorney-in-Fact

By:	/s/ Thomas C. Dean
Name:	Thomas C. Dean
Title:	Authorized Signatory

ROYAL BANK OF CANADA,
as a Committed Purchaser

By:	Thomas C. Dean
Name:	Thomas C. Dean
Title:	Authorized Signatory

By:	/s/ Austin J. Meier
Name:	Austin J. Meier
Title:	Authorized Signatory

[Signature Page to First Amendment to RSA]
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ROYAL BANK OF CANADA,
as a Funding Agent

By:	/s/ Thomas C. Dean
Name:	Thomas C. Dean
Title:	Authorized Signatory

[Signature Page to First Amendment to RSA]
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THE UNDERSIGNED HEREBY CONSENT, ACKNOWLEDGE AND AGREE WITH RESPECT TO ITESELF TO THE PROVISIONS SPECIFIED IN SECTION 2.02 AND SECTION 4.02 OF THE AMENDMENT:

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Committed Purchaser

By:	/s/ Bjoern Mollner
Name:	Bjoern Mollner
Title:	VP

By:	/s/ Stephan Paesler
Name:	Stephan Paesler
Title:	SVP

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Funding Agent

By:	/s/ Bjoern Mollner
Name:	Bjoern Mollner
Title:	VP

By:	/s/ Stephan Paesler
Name:	Stephan Paesler
Title:	SVP

[Signature Page to First Amendment to RSA]
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